Exhibit 99.1

For Immediate Release

DANKA SHAREHOLDERS APPROVE SALE OF U.S. SUBSIDIARY

TO KONICA MINOLTA

ST. PETERSBURG, FLORIDA (June 27, 2008) — Danka Business Systems PLC (“Danka” or “the Company”) (OTC BB: DANKY.OB) announced that its shareholders voted to approve the sale of the Company’s sole operating business, Danka Office Imaging Company (“DOIC”), to Konica Minolta Business Solutions U.S.A., Inc. (“Konica Minolta”) at an Extraordinary General Meeting held earlier today in London. Subsequent to this vote, Konica Minolta has completed the acquisition of DOIC.

A separate proposal to conduct a members’ voluntary liquidation of the parent company was not approved. The Danka Board will, along with the Company’s management, assess what alternatives may be available to distribute the proceeds from the Disposal.

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For Further Information:

Andrew Osterland

The Dilenschneider Group

212-922-0900

Certain statements contained herein, or otherwise made by our officers, including statements related to our future performance and our outlook for our businesses and respective markets, projections, statements of our plans or objectives, forecasts of market trends and other matters, are forward-looking statements, and contain information relating to us that is based on our beliefs as well as assumptions, made by, and information currently available to us. The words “goal”, “anticipate”, “expect”, “believe”, “could”, “should”, “intend” and similar expressions as they relate to us are intended to identify forward-looking statements, although not all forward looking statements contain such identifying words. No assurance can be given that the results in any forward-looking statement will be achieved. For the forward-looking statements, we claim the protection of the safe harbor for forward-looking statements provided for in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions that could cause actual results to differ materially from those reflected in the forward-looking statements. Factors that might cause such actual results to differ materially from those reflected in any forward-looking statements include, but are not limited to, the following: (i) the evaluation of various alternatives following the sale of our remaining operations, including, without limitation, a members voluntary liquidation; (ii) any inability to successfully implement such alternative(s); (iii) any material adverse change in financial markets, the economy or in our financial position; (iv) any inability to record and process key data due to ineffective implementation of business processes and policies; (v) any negative impact from the loss of any of our senior or key management personnel; (vi) any incurrence of tax or other liabilities or tax or other payments beyond our current expectations, which could adversely affect our liquidity; (vii) any negative impact of the accreted value of our outstanding preferred stock or its continued accretion; (viii) any negative impact of our continued organization as an England and Wales registered Company following the sale of our U.S. operating business; (ix) actions of governmental entities, including regulatory requirements; (x) the outcome of legal proceedings to which we are or may become a party; and (xi) other risks including those risks identified in any of our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our analysis only as of the date they are made. Except as required by applicable law, we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances that arise after the date they are made. Furthermore, as a matter of policy, we do not generally make any specific projections as to future earnings, nor do we endorse any projections regarding future performance, which may be made by others outside our Company.